Exhibit 99.2

INSO Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheet and
Statements of Operations


Background Information

On January 5, 2000, Inso Corporation ("Inso" or, the "Company") sold the remaining interest in its Product Data Management ("PDM") Division for $6,000,000 in cash plus assumption of liabilities, subject to adjustment based on the net worth of the business at the closing. The transaction was in the form of a purchase by Structural Dynamics Research Corporation ("SDRC") of all of the outstanding stock of Inso's subsidiaries Sherpa Systems Corporation and Inso France Development SA. The purchase price was paid $5,000,000 in cash at the time of the closing and $1,000,000 placed in a supplemental closing fund to be paid no later than 90 days after the first anniversary of the closing date. The supplemental closing fund may be subject to certain adjustments allowed under the agreement with SDRC. The transaction also includes a provision for additional cash proceeds to be payable to Inso based upon the achievement of the PDM Division under SDRC of certain revenue targets in the twelve-month period following the sale. The sale to SDRC along with the sale in October 1999 of the Company's DynaText/DynaWeb and ViewPort browser technologies to Enigma Information Systems Ltd. completes the disposition of the Company's PDM business segment.

Basis of Accompanying Unaudited Pro Forma Condensed
Consolidated Financial Statements

The unaudited pro forma financial information set forth below includes an Unaudited Pro Forma Condensed Consolidated Balance Sheet at October 31, 1999 and Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended October 31, 1999 and the twelve months ended December 31, 1998. The Unaudited Pro Forma Condensed Consolidated Balance Sheet assumes that the sale of the remainder of the PDM Division, as described in the introductory paragraph, to SDRC occurred on October 31, 1999. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended
October 31, 1999 and the twelve months ended December 31, 1998 gives effect to the disposition as if it had taken place on January 1, 1998. The Company's historical results as of and for the nine months ended October 31, 1999 are derived from the Company's unaudited condensed consolidated financial statements included in its Form 10-Q for the quarter ended October 31, 1999, and the Company's historical operating results for the year ended December 31, 1998 are derived from the Company's 1998 Annual Report on Form 10-K. In November 1998, the Company's Board of Directors approved a change in the Company's fiscal year to February 1 through January 31, effective for the twelve-month period ending January 31, 2000. Through December 31, 1998, the Company reported results on a calendar year basis. Additionally, refer to the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 1999 filed with the Securities and Exchange Commission for the unaudited condensed consolidated balance sheet, statement of operations and cash flows as of and for the one-month period ended January 31, 1999.



INSO Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheet and
Statements of Operations



As described above, the Company sold the DynaText/DynaWeb stand-alone technical document publishing component of its Product Data Management Division to Enigma Information System Ltd. in October 1999. The unaudited pro forma financial information set forth below includes only the remaining interest in the PDM Division sold to SDRC. Additionally, refer to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission for the effect to the disposition of the DynaText/DynaWeb and ViewPort browser technologies to Enigma Information System Ltd.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet includes the estimated loss resulting from the disposition of the PDM Division. However, the Unaudited Pro Forma Condensed Consolidated Statements of Operations does not reflect the loss from this sale, or other non-recurring charges that may result from the transaction. Additionally, the Unaudited Pro Forma Condensed Consolidated Balance Sheet and Unaudited Pro Forma Condensed Consolidated Statements of Operations does not reflect compensation charge of approximately $1,700,000 for the cost of accelerated option vesting and cancellation for certain PDM Division employees.

Management believes that the assumptions used in preparing these unaudited pro forma condensed consolidated financial statements provide a reasonable basis for presenting all of the significant effects of the sale. These unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the results which actually would have been obtained if the sale had been effected on the date indicated or of those results which may be achieved in the future. The adjustments in the pro forma financial information are based on available information and on certain assumptions which management believes are reasonable. The pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements included in the Inso Corporation 1998 Annual Report on Form 10-K for the year ended December 31, 1998 and Company's unaudited condensed consolidated financial statements included in its Form 10-Q for the nine months ended October 31, 1999 filed with the Securities and Exchange Commission.



INSO Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheet and
Statements of Operations


Notes to Unaudited Pro Forma Condensed Consolidated Financial
Statements

(a) Balance Sheet of the PDM Division, as described in the introductory paragraph, reflecting the assets sold and liabilities assumed by SDRC.

(b) Unaudited Pro Forma Condensed Consolidated Balance Sheet includes Pro Forma adjustment to record cash proceeds of $5,000,000 and receivables of $1,000,000 to be paid no later than 90 days after the anniversary of the closing, received by the Company from SDRC as a result of the sale.

(c) Unaudited Pro Forma Condensed Consolidated Balance Sheet includes Pro Forma adjustment to record the disposition of the PDM Division and the estimated loss on sale.

(d) 	Unaudited Pro Forma Condensed Consolidated Balance Sheet includes
Pro Forma adjustment to record the Company's preliminary estimate of the costs of disposal including severance and direct transaction costs.

(e) 	Statements of Operations of the PDM Division, as
described in the introductory paragraph, for the periods presented reflecting the net revenues, direct expenses, in-process research and development purchased in connection with the Company's acquisition of Sherpa System Corporation in December 1998, restructuring expenses recorded by the Company for the quarter ended October 31, 1999, and special charges recorded by the Company for the quarter ended
October 31, 1999 relating to the write-down of intangible assets and capitalized software costs.




INSO CORPORATION
Unaudited Pro Forma Condensed Consolidated Balance Sheet
(Amounts in Thousands)


                                              PDM
                                 INSO         Division      Pro
                                 Historical   Historical    Forma    Inso
                                 October 31,  October 31,   Adjust-  Pro
                                 1999         1999 (a)      ments    Forma
                                 -----------  -----------   -------  -----
ASSETS
------
Current assets:
   Cash and cash equivalents     $14,840                    $5,000 b $19,840
   Marketable securities           5,395                               5,395
   Accounts receivable, net       23,234          4,972               18,262
   Receivable from Structural
     Dynamics Research Corp.                                 1,000 b   1,000
   Note Receivable                 5,600                               5,600
   Prepaid expenses and other
     current assets                3,309            809                2,500
                                   ------         ------    ------    ------
Total current assets              52,378          5,781      6,000    52,597

Property and equipment, net        6,808          1,556                5,252
Product development costs, net    14,493          4,225               10,268
Excess of costs over net assets
  acquired, net                   9,172           6,750                2,422
Other intangible assets, net      5,327           4,202                1,125
Long-term accounts
  receivable, net                   755                                  755
Licensed technology and
  advances, net                   2,498                                2,498
                                  -----          -------      ------   ------

TOTAL ASSETS                    $91,431          $22,514     $6,000  $74,917
                                 ------          -------      -----   ------
                                 ------          -------      -----   ------

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current liabilities:
   Accounts payable and accrued
    liabilities	               $14,850             7,195      $550  d  $8,205

   Accrued salaries,
    commissions, and bonuses     7,799             1,261      1,018 d   7,556

   Acquisition related
    liabilities                  1,320             1,289                  31
   Unearned revenue             13,362             5,082               8,280
   Royalties payable               769               703                  66
   Capital leases, current
     portion                       633               572                  61
                                ------             ------    ------    -----
     Total current liabilities  38,733            16,102     1,568    24,199

Commitments and contingencies
Unearned revenue, non-current
  portion                          371                                   371
Capital leases, non-current
  portion                          215                47                 168
Total stockholders' equity      52,112             6,365     6,365  c 50,179
                                                            (1,933) c
                               -------           -------    -------   ------
TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY	       $91,431           $22,514    $6,000   $74,917
                               -------           -------    -------   ------
                               -------           -------    -------   ------


INSO CORPORATION
Unaudited Pro Forma Condensed Consolidated Statement of Operations
(Amounts in Thousands except Per Share Amounts)

                                           PDM
                               INSO        Division
                               Historical  Historical
                               for the     for the
                               Nine        Nine
                               Months      Months
                               Ended       Ended        Pro          Inso
                               October 31, October 31,  Forma        Pro
                               1999        1999 (e)     Adjustments  Forma
                               ----------- -----------  -----------  ------
Net revenues                      $50,282     $15,492                $34,790
Cost of revenues                   17,532       8,639                  8,893
                                  -------    ---------  ----------   -------
  Gross profit                     32,750       6,853           0     25,897

Operating expenses:
    Sales and marketing            18,075       5,749                 12,326
    Product development            20,919       6,351                 14,568
    General and administrative     16,216       4,333                 11,883
    Amortization of intangible
      assets                        3,523       2,189                  1,334
    Restructuring expenses         11,068       4,290                  6,778
    Special charges                27,693      10,000                 17,693
                                  -------     --------  ----------   -------
Total operating expenses           97,494      32,912           0     64,582

                                  --------    --------  ----------   -------
Operating income (loss)           (64,744)    (26,059)          0    (38,685)

Net investment income               1,256        (108)                 1,364
Write-down of investment in
  Information Please LLC           (2,655)                            (2,655)
Gain on Sale                       14,549                             14,549
                                  -------    -------   -----------   -------
Income (loss) before provision
 for income taxes                 (51,594)    (26,167)           0    (25,427)

Income tax expense (benefit)          220         181                     39
                                  -------     -------   -----------   -------
Net loss                         ($51,814)   ($26,348)          $0   ($25,466)
                                  -------    -------   -----------    -------
                                  -------    -------   -----------    ------

Loss per common share              ($3.33)                             ($1.64)
                                  -------                            --------
                                  -------                            --------
Shares utilized in calculation of
  loss per common share            15,569                              15,569

Loss per common share - assuming
  dilution                         ($3.33)                            ($1.64)
                                  -------                            --------
                                  -------                            --------
Shares utilized in calculation
 of loss per common share -
 assuming dilution                15,569                               15,569




INSO CORPORATION
Unaudited Pro Forma Condensed Consolidated Statement of Operations
(Amounts in Thousands except Per Share Amounts)


                                           PDM
                              INSO         Division
                              Historical   Historical
                              for the      for the
                              Year         Year
                              Ended        Ended          Pro          INSO
                              December 31, December 31,   Forma        Pro
                              1998         1998 (e)       Adjustments  Forma
                              ------------ ------------   -----------  -----
Net revenues                   $60,094         $3,320                  $56,774
Cost of revenues                12,650          2,121                   10,529
                              ------------ ----------     -----------  ------
  Gross profit                  47,444         1,199              0    46,245

Operating expenses:
    Sales and marketing         27,463           930                   26,533
    Product development         19,529           558                   18,971
    General and administrative  15,586           521                   15,065
    Amortization of intangible
      assets                     1,541           288                    1,253
    Purchased in-process
      research and development  21,900        12,000                    9,900
                               ---------     --------     ----------  -------
Total operating expenses        86,019        14,297              0    71,722
                               --------      --------     ----------  -------
Operating income (loss)        (38,575)      (13,098)             0   (25,477)

Net investment income            4,682           (92)                   4,774
Gain on sale of linguistic
 software net assets            13,289                                 13,289
                               --------      --------      ---------   ------
Income (loss) before provision
  for income taxes             (20,604)      (13,190)              0   (7,414)

Income tax expense (benefit)    (1,035)            97                 (1,132)
                               -------       --------      --------   -------
Net loss                      ($19,569)      ($13,287)            $0  ($6,282)
								                       -------       --------      ---------  -------
                               -------       --------      ---------  -------
Loss per common share           ($1.30)                               ($0.42)
								                       -------                                -------
                               -------                                -------
Shares utilized in calculation
  of loss per common share      15,062                                15,062

Loss per common share -
  assuming dilution            ($1.30)                                ($0.42)
                               ------                                 -------
                               ------                                 -------
Shares utilized in calculation
  of loss per common share-
  assuming dilution            15,062                                 15,062





